Partnership Distributions	12 Months Ended
Dec. 31, 2012
Distributions Made to Members or Limited Partners [Abstract]
Partnership Distributions

The partnership agreement of Western Gas Partners, LP requires the Partnership to distribute all of its available cash (as defined in the partnership agreement) to unitholders of record on the applicable record date within 45 days of the end of each quarter. The Partnership declared the following cash distributions to its unitholders for the periods presented:

	Total Quarterly
thousands except per-unit amounts	Distribution	Total Cash	Date of
Quarters Ended	per Unit	Distribution	Distribution
2010
March 31	$0.340	$22,042	May 2010
June 30	$0.350	$24,378	August 2010
September 30	$0.370	$26,381	November 2010
December 31	$0.380	$30,564	February 2011
2011
March 31	$0.390	$33,168	May 2011
June 30	$0.405	$36,063	August 2011
September 30	$0.420	$40,323	November 2011
December 31	$0.440	$43,027	February 2012
2012
March 31	$0.460	$46,053	May 2012
June 30	$0.480	$52,425	August 2012
September 30	$0.500	$56,346	November 2012
December 31 (1)	$0.520	$65,657	February 2013

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(1)       On January 21, 2013, the board of directors of the Partnership's general partner declared a cash distribution to the Partnership's unitholders of $0.52 per unit, or $65.7 million in aggregate, including incentive distributions. The cash distribution was paid on February 12, 2013, to unitholders of record at the close of business on February 1, 2013.

Available cash. The amount of available cash (as defined in the partnership agreement) generally is all cash on hand at the end of the quarter, plus, at the discretion of the general partner, working capital borrowings made subsequent to the end of such quarter, less the amount of cash reserves established by the Partnership's general partner to provide for the proper conduct of the Partnership's business, including reserves to fund future capital expenditures; to comply with applicable laws, debt instruments or other agreements (such as the Chipeta LLC agreement); or to provide funds for distributions to its unitholders and to its general partner for any one or more of the next four quarters. Working capital borrowings generally include borrowings made under a credit facility or similar financing arrangement. It is intended that working capital borrowings be repaid within 12 months. In all cases, working capital borrowings are used solely for working capital purposes or to fund distributions to partners.

General partner interest and incentive distribution rights. The general partner is currently entitled to 2.0% of all quarterly distributions that the Partnership makes prior to its liquidation. The Partnership's general partner is entitled to incentive distributions if the amount the Partnership distributes with respect to any quarter exceeds specified target levels shown below:

			Marginal Percentage
	Total Quarterly Distribution		Interest in Distributions
	Target Amount		Unitholders	General Partner

Minimum quarterly distribution		$0.300	98.0%	2.0%
First target distribution	up to	$0.345	98.0%	2.0%
Second target distribution	above $ 0.345 up to	$0.375	85.0%	15.0%
Third target distribution	above $ 0.375 up to	$0.450	75.0%	25.0%
Thereafter	above	$0.450	50.0%	50.0%

The table above assumes that the Partnership's general partner maintains its 2.0% general partner interest, that there are no arrearages on common units and the general partner continues to own the IDRs. The maximum distribution sharing percentage of 50.0% includes distributions paid to the general partner on its 2.0% general partner interest and does not include any distributions that the general partner may receive on common units that it owns or may acquire.